UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2019

LGL SYSTEMS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39125	83-4599446
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

165 Liberty St., Suite 220

Reno, NV 89501

(Address of Principal Executive Offices) (Zip Code)

(705) 393-9113

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DFNSU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	DFNS	The Nasdaq Stock Market LLC

Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	DFNSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On November 12, 2019 the Company consummated the initial public offering (“IPO”) of 17,250,000 of its units (“Units”), including 2,250,000 Units subject to the underwriters’ over-allotment option. Each Unit consists of one share of Class A Common Stock, $0.0001 par value per share (“Class A Common Stock”) and one-half of one redeemable warrant (“Warrant”), with each whole Warrant entitling the holder to purchase one share of Class A Common Stock at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $172,500,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 5,200,000 Warrants (“Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $5,200,000. The Private Warrants were purchased by LGL Systems Acquisition Holding Company LLC, the Company’s sponsor and an affiliate of certain of the Company’s officers and directors. The Private Warrants are identical to the Warrants sold in the IPO, except that the Private Warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchaser or its permitted transferees. The purchaser of Private Warrants has agreed not to transfer, assign, or sell any of the Private Warrants or Class A Common Stock underlying the Private Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

An audited balance sheet as of November 12, 2019 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the consummation of the IPO and Private Placement is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Audited Balance Sheet.

99.2	Press Release Announcing Consummation of IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2019

LGL SYSTEMS ACQUISITION CORP.

By:	/s/ Marc Gabelli
	Name:	Marc Gabelli
	Title:	Chairman and Chief Executive Officer

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